UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED CELL TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADVANCED CELL TECHNOLOGY, INC.
381 Plantation Street
Worcester, MA 01605

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
_________, 2009

To Our Stockholders:

A Special Meeting of Stockholders of Advanced Cell Technology, Inc., a Delaware corporation (the "Company", “we”, “us” or “our”), will be held on _____, 2009 at _________., local time, at ___________, for the following purposes:

1.     To consider and act upon a proposal to approve an amendment to the Company's 2005 Stock Incentive Plan (the "2005 Stock Plan") to increase the number of shares issuable thereunder to a total of 145,837,250 shares; and

        2.     To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to effect an increase in the authorized shares of common stock, par value $0.001 of the Company (“Common Stock”) from 500,000,000 to 1,750,000,000.

Only holders of record of the Company's Common Stock as reflected on the stock transfer books of the Company at the close of business on _____, 2009, will be entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

This proxy statement and form of proxy are being sent to our stockholders on or about _______, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON ______, 2009.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the proxy materials at www.advancedcell.com.

By Order of the Board of Directors,

/s/ William M. Caldwell, IV Chief Executive Officer

Worcester, MA __________, 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

ADVANCED CELL TECHNOLOGY, INC.
381 Plantation Street
Worcester, MA 01605

PROXY STATEMENT

        The Board of Directors of Advanced Cell Technology, Inc., a Delaware corporation (the "Company", “we”, “us”, or “our”) is soliciting proxies in the form enclosed with this proxy statement for use at the Company's Special Meeting of Stockholders to be held on ______, 2009 at ____ local time, at ____________, and any adjournments thereof (the "Meeting").

GENERAL INFORMATION ABOUT VOTING

How Proxies Work

        The Company's Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner that you direct, or if you do not direct us, in the manner as recommended by the Board of Directors in this proxy statement.

Who May Vote

        Holders of the Company's common stock, par value $0.001 per share (the "Common Stock"), at the close of business on _______, 2009 are entitled to receive notice of and to vote their shares at the Meeting. As of July 15, 2009, there were 499,905,641shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Meeting.

How to Vote Your Shares

Stockholders of record may submit a proxy by telephone, via the Internet or by mail or vote by attending the special meeting and voting in person.

•
Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. (EDT) on ________, 2009 by calling the following toll-free telephone number: xxx-xxx-xxxx. Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate stockholders by using individual control numbers. IF YOU SUBMIT A PROXY BY TELEPHONE, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

•
Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 11:59 p.m. (EDT) on ________, 2009 by accessing the web site at www.xxxxx.com and following the instructions you will find on the web site. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU SUBMIT A PROXY VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

•	Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

•
Attending the Special Meeting: If you are a stockholder of record, you may attend the special meeting and vote in person. If you plan to attend the special meeting, you must bring a form of personal photo identification with you in order to be admitted. We reserve the right to refuse admittance to anyone without proper proof of share ownership and without proper photo identification.

If your shares of Advanced Cell Common Stock are held in the name of a broker, bank or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the stockholder of record of your shares of Advanced Cell Common Stock is a broker, bank or other nominee and you wish to vote in person at the special meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the special meeting.

Revoking a Proxy

        You may revoke your proxy before it is voted by:

•	providing written notice to the corporate Secretary of the Company before or at the Meeting;

•	submitting a new proxy with a later date; or

•	voting by ballot at the Meeting.

        The last vote you submit chronologically (by any means) will supersede your prior vote(s). Your attendance at the Meeting will not, by itself, revoke your proxy.

Quorum

        In order to carry on the business of the Meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the Meeting, either by proxy or in person. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Treasury shares, which are shares owned by the Company itself, are not voted and do not count for this purpose.

Votes Needed

        A majority of the votes cast by the holders of all of the shares of Common Stock present or represented and voting on such matter is required to approve the amendment to the 2005 Stock Plan. Broker non-votes and abstentions are not considered to be shares voting on this matter and will, therefore, have no effect on the outcome of the vote on the amendment to the 2005 Stock Incentive Plan. The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the amendment to our Certificate of Incorporation to effect the increase in our authorized shares of Common Stock. Accordingly, shares which abstain from voting as to such matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to such matter, will have the effect of a vote against the proposal to approve the amendment to our Certificate of Incorporation to effect an increase in our authorized shares of Common Stock.

Dissenter’s Right of Appraisal

No action will be taken in connection with the proposals described in this Proxy Statement for which Delaware law, ou Certificate of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports.  This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 381 Plantation Street, Worcester, MA 01605, phone: 510-748-4900, attention: William M. Caldwell, IV.  If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Other Matters

Our board of directors knows of no other business which will be presented for consideration at the special meeting other than those matters described above.  However, if any other business should come before the special meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

Solicitation of Proxies

        The Company will pay the expenses of soliciting proxies, which we anticipate will total approximately $12,000. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of Common Stock held in their names and, as required by law, the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

 INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment to the 2005 Stock Plan or the approval of the amendment to our Amended and Restated Certificate of Incorporation that is not shared by all other stockholders, except that our directors and executive officers are eligible to receive awards under the 2005 Stock Plan, as amended.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

        The number of outstanding shares of our Common Stock at the close of business on ______,2009, the record date for determining our stockholders who are entitled to notice of and to vote on the amendment to our 2005 Stock Plan at the Meeting, and the approval of the amendment to our Certificate of Incorporation, is 499,905,641.

Beneficial Ownership of Directors, Officers and 5% Stockholders

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of June 15, 2009. On such date, 499,905,641 shares of Common Stock were outstanding. Beneficial ownership is determined in accordance with the applicable rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares of our Common Stock. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except, where applicable, to the extent authority is shared by spouses under applicable state community property laws.

The following table sets forth information regarding beneficial ownership of our capital stock as of June 15, 2009 by:

•	Each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock,

•	Each of our directors and named executive officers, and

•	All of our directors and executive officers as a group.

	Number of Shares Beneficially Owned		Percentage
5% or Greater Stockholders:
None

Directors and Named Executive Officers
William M. Caldwell, IV, Chief Executive Officer and Chairman of the Board of Directors	2,801,021	(2)	*	%
Robert P. Lanza, M.D., Chief Scientific Officer	2,686,135	(3)	*	%
Alan C. Shapiro, Ph.D., Director	6,129,432	(4)	1.22%
Erkki Ruoslahti, M.D., Ph.D., Director	120,086	(5)	*
Gary Rabin, Director	1,862,960	(6)	*	%
Directors and Executive Officers as a Group (5 persons)	13,599,634		2.66%

*	Less than 1%

(1)	Unless otherwise indicated, the address of the beneficial owner is 381 Plantation Street, Worcester, Massachusetts 01605.

(2)	Includes 2,554,273 shares subject to stock options that are currently exercisable or exercisable within 60 days of June 15, 2008 that are held directly by Mr. Caldwell.

(3)	Includes 2,386,135 shares subject to stock options that are currently exercisable or exercisable within 60 days of June 15, 2008.

(4)
Includes (i) indirect ownership of 1,682,346 shares and 2,565,778 shares subject to convertible debentures held by The Shapiro Family Trust and of which Dr. Shapiro may be deemed the beneficial owner, (ii) 1,694,245 shares subject to warrants held by The Shapiro Family Trust and of which Dr. Shapiro may be deemed the beneficial owner, and (iii) 100,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of June 15, 2008.

(5)	Includes 100,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of June 15, 2008.

(6)
Includes indirect ownership of 1,862,960 shares issuable upon exercise of certain warrants and upon conversion of the debentures held by PDP I, LLC, which such number of shares represents Mr. Rabin's proportional interest in the total number of shares held by PDP I, LLC, based on his 33.33% equity interest in the entity.

EXECUTIVE COMPENSATION

The following table summarizes the annual compensation paid to our named executive officers for the two years ended December 31, 2008 and 2007:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)		Total ($)

William M. Caldwell, IV	2008	350,000	(1)	-	-	-	995	(2)	350,995
Chief Executive Officer,	2007	348,374		150,000	-	-	2,376	(2)	500,750
Principle Financial Officer, and Chairman of the Board of Directors

Robert P. Lanza, M.D.,	2008	290,000		35,000	-	168,237	636	(2)	493,873
Chief Scientific Officer	2007	342,805		50,000	-	28,910	483	(2)	422,198

Jonathan F. Atzen	2008	78,077		-	93,669	1,598	3,001	(3)	176,345
Sr. Vice President, General Counsel	2007	338,537		60,000	-	6,391	12,360	(4)	417,288

(1) This amount includes $80,130 in deferred compensation that was paid to Mr. Caldwell in 2009.

(2) This amount represents a life insurance premium paid by the Company for the named executive officer.

(3) Effective as of March 7, 2008, Mr. Atzen resigned from his positions at the Company and terminated his employment arrangement with the Company. This amount represents $2,670 in payments made to Mr. Atzen as part of his $1,000 monthly car allowance through his termination date and $331 in life insurance premiums paid by the Company for Mr. Atzen.

(4) This amount represents $12,000 in payments made to Mr. Atzen as part of his $1,000 monthly car allowance and $360 in life insurance premiums paid by the Company for Mr. Atzen.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

 Employment Agreement with William M. Caldwell, IV.    On December 31, 2004, we entered into an employment agreement with William M. Caldwell, IV, our Chief Executive Officer. The agreement expired in June 2008. Certain terms of the agreement are on a month-to-month basis. The agreement provides for annual compensation in the amount of $200,000, increasing to $250,000 upon the completion of an equity financing that results in increased financing to us of at least $10 million, and an annual bonus of $50,000 until Mr. Caldwell's salary reaches $250,000, after which any bonus shall paid be at the discretion of the Board of Directors. We have also agreed to reimburse Mr. Caldwell for certain commuting expenses through June 2005 and relocation expenses after June 2005. Pursuant to his agreement, Mr. Caldwell received 1,903,112 options under the 2005 Stock Plan, 25% of which vested upon grant with the remainder vesting in equal monthly installments over 30 months. In the event of a change of control of us, 50% of any unvested options held by Mr. Caldwell will become vested. The agreement provides for severance in the amount of six months' salary in the event Mr. Caldwell's employment is terminated without cause and accelerated vesting of 50% of any unvested options. In the event Mr. Caldwell's employment is terminated without cause following a change of control, he is entitled to a lump sum severance payment equal to six months' base salary and accelerated vesting of 100% of any unvested stock options.

Mr. Caldwell's agreement contains non-solicitation, confidentiality and non-competition covenants, and a requirement that Mr. Caldwell assign all invention and intellectual property rights to us. The agreement may be terminated by either party with or without cause with thirty days' written notice.

Employment Agreement with Robert P. Lanza, M.D.    On February 1, 2005, we entered into an employment agreement with Robert P. Lanza, M.D., who was promoted to Chief Scientific Officer effective October 6, 2007. The agreement provides for annual compensation in the amount of $215,000, plus a performance-based bonus of $35,000 for fiscal year 2005 upon the achievement of certain milestones established by the Chief Scientific Officer. Dr. Lanza received 500,000 stock options under the 2005 Stock Plan, which vest in equal monthly installments over 48 months. In addition, on September 16, 2005, Dr. Lanza was awarded 250,000 options that were immediately vested. In the event Dr. Lanza's employment is terminated following a change of control, 100% of any unvested options will become vested. In the event Dr. Lanza continues in the employment of a successor company following a change of control, the vesting of Dr. Lanza's unvested options will be accelerated by one year. Dr. Lanza's agreement provides for severance in the amount of twelve months' salary following termination of employment (1) as a result of disability, (2) without cause, (3) by Dr. Lanza following a material change in duties or a material breach by us, or (4) as a result of a change of control.

Dr. Lanza's agreement contains non-solicitation, confidentiality and non-competition covenants, and a requirement that Dr. Lanza assign all invention and intellectual property rights to us. The term of the agreement expires February 1, 2009, which may be renewed by the parties in writing.

Employment Agreement with Jonathan F. Atzen.  On April 1, 2005, we entered into an employment agreement with Jonathan F. Atzen, our Senior Vice President and General Counsel. The agreement provides for annual compensation of $195,000, increasing to $245,000 upon the completion of an equity financing that results in increased financing to us of at least $10 million. The agreement provides for an annual bonus as determined by our Chief Executive Officer and our Board of Directors. Mr. Atzen received a one-time advance of an annual bonus in the amount of $40,000. Mr. Atzen was awarded 400,000 stock options under the 2005 Stock Plan, 10% of which vested upon grant with the remainder vesting in equal monthly installments over 48 months. In the event of a change of control of us, 50% of any unvested options held by Mr. Atzen will become vested. In the event Mr. Atzen's employment is terminated without cause by us or for good reason by Mr. Atzen, he is entitled to a lump sum severance payment equal to six months' base salary, accelerated vesting of 50% of his unvested stock options, and reimbursed cost of medical coverage for a period of six months. In the event Mr. Atzen is terminated without cause following a change of control, he is entitled to a lump sum severance payment equal to six months' base salary and accelerated vesting of 50% of any unvested stock options. Effective March 7, 2008, Mr. Atzen resigned from his positions with the Company and terminated his employment arrangement with the Company. In connection with Mr. Atzen's resignation, the Company agreed to (i) pay Mr. Atzen $48,333.33 as a severance payment, (ii) issue a fully vested option to purchase an aggregate of 400,000 shares of common stock of the Company, (iii) issue an aggregate of 936,692 shares of the common stock of the Company, (iv) provide for the vesting of all outstanding stock options held by Mr. Atzen and (v) provide Mr. Atzen and his family with full healthcare and dental coverage for a period of 6 months as was provided to Mr. Atzen during his employment.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date ($)
William M. Caldwell, IV	651,161	(1)	-	0.25	12/31/2014
Chief Executive Officer and	1,903,112	(1)	-	0.85	1/31/2015
Chairman of the Board of Directors

Robert P. Lanza, M.D.,	750,000	(2)	-	0.05	8/12/2014
Chief Scientific Officer	489,583	(3)	10,417	0.85	1/31/2015
	250,000	(2)	-	2.20	9/15/2015
	896,552	(3)	3,103,448	0.21	2/7/2018

(1)	These options held by Mr. Caldwell vest as follows: 25% vested immediately upon grant with the remainder vesting in equal monthly installments over 30 months.

(2)	These options held by Dr. Lanza vested in full as of December 31, 2006.

(3)	These options held by Dr. Lanza vest in equal monthly installments over 48 months.

DIRECTOR COMPENSATION

Name and Principal Position	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Alan C. Shapiro, Ph.D.	2008	70,000	-	-	-	70,000

Alan G. Walton, Ph.D., D.Sc.	2008	-	-	-	-	-

Erkki Ruoslahti, M.D., Ph.D.	2008	-	-	-	-	-

Michael West	2008	-	-	-	-	-

Director Compensation Arrangements

Non-executive members of the Company's Board of Directors receive (1) an initial grant of 100,000 shares of common stock, (2) an annual grant of 100,000 shares of common stock (this number has been increased to 200,000 for 2008), (3) an annual retainer of $40,000 (payable quarterly) and (4) a cash payment for attendance at each board meeting in the amount of $1,500 for in-person meetings and $1,000 for telephonic meetings. Regarding members of the Company's Audit Committee, the Chair receives a payment of $1,500 per meeting and the regular members receive $1,000 per meeting. With respect to the Company's Compensation Committee and the Company's Nominating and Corporate Governance Committee, the Chair receives a payment of $1,125 per meeting and the regular members receive $750 per meeting. Each director is entitled to receive payment of the directors' fees in the form of shares of the Company's Common Stock valued at 150% of the actual directors' fees due and payable. The fee structure for the directors was established and approved by the Compensation Committee and ratified by the full Board of Directors.

 PROPOSAL ONE—AMENDMENT TO THE 2005 STOCK INCENTIVE PLAN

        Our Board of Directors adopted the 2005 Stock Plan on January 31, 2005. The Board of Directors initially authorized the issuance of up to 9,000,000 shares of Common Stock under this 2005 Stock Plan, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2006 equal to 5% of the shares of common stock outstanding on the last day of the immediately preceding fiscal year.

        In October 2007, the Board approved, upon the recommendation of the Compensation Committee and subject to stockholder approval, an amendment to the 2005 Stock Plan to increase the total number of shares of the Company's common stock available for issuance thereunder by 25,000,000. Shareholder approval for the amendment was obtained on January 24, 2008.

       In June 2009, the Board approved, upon the recommendation of the Compensation Committee and subject to shareholder approval, an amendment to the 2005 Stock Plan to increase the total number of shares of the Company's Common Stock available for issuance thereunder by 100,000,000 shares, to a total of 145,837,250 shares.

       We are seeking stockholder approval in order to amend the 2005 Stock Plan to increase the total number of shares of the Company's Common Stock available for issuance thereunder by 100,000,000 shares.

      As of July 15, 2009, 33,472,831 shares of Common Stock remained available for issuance under the 2005 Stock Plan.

Reasons for the Proposed Amendment

        As described above, we are seeking stockholder approval of the amendment to increase the number of shares issuable pursuant to the 2005 Stock Plan by 100,000,000 shares. In determining the amount of the increase contemplated by the proposed amendment to the 2005 Stock Plan, the Board has taken into consideration the fact that, as of July 15, 2009, there were approximately 750,000,000 shares of our Common Stock outstanding on a fully-diluted basis, and the Board believes that this fully-diluted number, rather than the number of outstanding shares of the Company, is the relevant number in determining the appropriate number of shares available under the 2005 Stock Plan. Assuming the approval of this increase, the total number of shares of our Common Stock available for issuance under the 2005 Stock Plan will be 145,837,250, which represents approximately17.5%) of our Common Stock as calculated on a fully-diluted basis. In addition, pursuant to the Consent, Waiver, Amendment and Exchange Agreement, dated as of July __, 2009, among the Company and each of the holders identified on the signature pages thereof (discussed under Proposal No. 2 below), the Company agreed to seek shareholder approval for an amendment to the 2005 Stock Plan to increase the number of shares available for issuance under the 2005 Stock Plan by 100,000,000 shares.

        The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees and certain consultants. Upon stockholder approval, additional shares of Common Stock will be reserved for issuance under the 2005 Stock Plan, which will enable us to continue to grant equity awards to our officers, employees and consultants at levels determined by the Compensation Committee to be necessary to attract, retain and motivate the individuals who will be critical to the Company's success in achieving its business objectives and thereby creating greater value for all our stockholders.

        Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of the Company. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants.

        Approval of the amendment to the 2005 Stock Plan will permit the Company to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to the Company or any subsidiary.

        The terms of the 2005 Stock Plan are summarized below, and the full text of the proposed amendment to the 2005 Stock Plan is set forth as Appendix A to this proxy statement. It is intended that the 2005 Stock Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Summary of the 2005 Stock Plan

        Officers, employees and directors of, and consultants and advisors to the Company, and any parent corporation, subsidiary or affiliated entity are eligible to receive awards under the 2005 Stock Plan at the discretion of the Board of Directors or its designated committee. Approximately33 employees, directors and consultants are eligible to receive awards under the 2005 Stock Plan as of July 15, 2009.

The Board, or a committee designated by the Board, has authority to, among other things:

•	Determine fair market value of the Common Stock in accordance with the terms of the 2005 Stock Plan;

•	Select employees, directors and consultants to receive awards;

•	Determine whether and to what extent awards are granted;

•	Determine the number of shares to be covered by an award;

•	Determine the terms and conditions of the awards, including exercise price, vesting, availability of cashless exercises, and implementation of the option exchange program; and

•	Interpret the plan document.

        Officers, employees and directors of the Company, and consultants and advisors to the Company, and any parent corporation, subsidiary or affiliated entity are eligible to receive nonstatutory stock options, stock purchase rights and other stock-based awards under the 2005 Stock Plan. Only employees of the Company, and any parent corporation or subsidiary, are eligible to receive incentive stock options under the 2005 Stock Plan.

        Incentive stock options may not be priced at less than 100% of the fair market value of our Common Stock on the date of grant (110% of fair market value in the case of individuals holding 10% or more of our Common Stock). Except as otherwise determined by the Board, in the case of nonstatutory options, the exercise price may not be less than 100% of the fair market value on the date of grant in accordance with applicable law. The fair market value of our Common Stock on July 20, 2009, was $.185, based on the last sale price of our Common Stock as reported by the Pink Sheets on that date. The 2005 Stock Plan provides that stock options and similar awards may be issued with exercise periods of up to 10 years.

        Payment of the exercise price of options under the 2005 Stock Plan may be made in the form of: (1) cash; (2) check; (3) delivery of a promissory note; (4) cancellation of indebtedness; (5) surrender of other shares of Common Stock owned by the recipient for longer than six months; (6) cashless brokered exercise program; (7) or any combination thereof, as determined by the Board of Directors.

        In the event of termination of employment or consulting relationship for any reason other than disability, death or for cause, the award recipient may exercise his or her vested options within 30 days of the date of such termination. In the event of termination as a result of disability, the award recipient may exercise his or her vested options within six months following the date of such termination. In the event of death, the award recipient's estate may exercise his or her vested options within 12 months following the date of death. In the event of termination for cause, all options held by the recipient will terminate immediately.

        Awards of stock purchase rights may also be made under the 2005 Stock Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of the offer. The Company may have the right to repurchase the stock in the event of a voluntary or involuntary termination of employment with the Company for any reason.

        The Board has discretion to grant other stock-based awards, provided, however, that no such awards may be made unless the terms of the 2005 Stock Plan and the awards are in compliance with Section 409A of the Code.

        Transfers of awards may not be made other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted.

        Subject to the provisions of the 2005 Stock Plan or an award agreement, the Board may not amend any outstanding award agreement without the participant's consent if the action would adversely affect the participant's rights. The Board may assist a participant in satisfying the participant's tax withholding obligations by allowing the participant to elect to have the Company withhold shares that would otherwise be delivered upon exercise or receipt of the award or by delivering to the Company shares already owned with a value equal to the amount of the taxes. Further, the Board may at any time implement an option exchange program whereby outstanding options under the 2005 Stock Plan are exchanged for options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the fair market value of the Common Stock.

Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2005 Stock Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

        Grant of an Option     The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

        Exercise of Incentive Stock Option     The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

        Exercise of Nonqualified Stock Option     Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

        Disposition of Shares Acquired Through an Option     The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

        Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

        If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

        Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

        The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2005 Stock Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

        Application of Section 16 of the Securities Exchange Act of 1934     Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

        Delivery of Shares to Satisfy Tax Obligation     Under the 2005 Stock Plan, participants may deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

New Plan Benefits

        Future awards under the 2005 Stock Plan to our non-employee directors, executive officers and employees are made at the discretion of the Compensation Committee. At this time, therefore, the benefits that may be received by our executive officers and other employees if our stockholders approve the proposed amendment to the 2005 Stock Plan cannot be determined, and we have not included a table reflecting such benefits and awards. By way of background, please see compensation tables for information regarding equity awards to our named executive officers in fiscal year 2008.

 EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	14,485,580	(1)	$0.55	33,826,831	(2)
Equity compensation plans not approved by security holders	6,080,391		0.59	-
Total	20,565,971		0.56	33,826,831

(1)
Awards for 820,000 options have been issued under the Advanced Cell Technology, Inc. 2004 Stock Option Plan I ("2004 Plan 1"), 1,301,161 options have been issued under the Advanced Cell Technology, Inc. 2004 Stock Option Plan II ("2004 Plan 2" and together with the 2004 Plan I, the "2004 ACT Plans"), and 12,364,419 options have been issued under the 2005 Stock Plan.

(2)	This number included 370,000 shares available under the 2004 Plan I and 33,456,831 shares available under the 2005 Stock Plan.

Vote Required

        The affirmative vote of a majority of the shares (by voting power) present in person at the Meeting or represented by proxy and entitled to vote at the Meeting is required to approve the amendment to the 2005 Stock Plan.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2005 STOCK PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER.

*    *    *

 PROPOSAL TWO—APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT INCREASE IN AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 to 1,750,000,000

Background

The Board of Directors of the Company has approved, subject to shareholder approval, an amendment to our Amended and Restated Certificate of Incorporation to effect an increase in our authorized shares of Common Stock from 500,000,000 to 1,250,000,000. The Company currently has authorized 500,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.001 (“Preferred Stock”), of which 499,905,641 shares of Common Stock and 0 shares of Preferred Stock are outstanding as of July 15, 2009.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As noted above, as of July 15, 2009, a total of 499,905,641 shares of the Company's currently authorized 500,000,000 shares of Common Stock are outstanding.  In addition, the Company currently has outstanding Amended and Restated Debentures (defined below) convertible into171,759,306 shares of Common Stock and Amended and Restated Warrants (defined below) exercisable into 205,251,285 shares of Common Stock. Accordingly, the Company currently does not have sufficient authorized but unissued shares of Common Stock to permit conversion of the Amended and Restated Debentures and exercise of the Amended and Restated Warrants. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further shareholder approval, to issue shares to holders of the Amended and Restated Debentures and the Amended and Restated Warrants upon the conversion of their respective Amended and Restated Debentures and/or exercise of their respective Amended and Restated Warrants. In addition, the increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for other proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company that may dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

The proposed amendment to the Amended and Restated Certificate of Incorporation to increase the authorized Common Stock is set forth in Appendix B.

Except as described below, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

September 2005 Private Placement

On September 15, 2005, the Company entered into a securities purchase agreement (the “September 2005 Purchase Agreement”) with certain purchasers (the “September 2005 Purchasers”), pursuant to which the Company issued and sold $22,276,250 principal amount of amortizing convertible debentures (the “September 2005 Debentures”), for a cash purchase price of $17,750,000, which was a 20.3187% discount to the principal amount of the September 2005 Debentures. Upon issuance, the September 2005 Debentures had a maturity date of three years from the closing date of September 15, 2005, did not bear interest, and were to begin amortizing 180 days after closing with 1/30th of the principal amount due monthly over thirty months in cash or stock. Upon issuance, the September 2005 Debentures were convertible into 9,685,326 shares of Common Stock at an initial conversion price of $2.30 per share. Pursuant to the September 2005 Purchase Agreement, the Company also issued the September 2005 Purchasers warrants (the “September 2005 Warrants”) to purchase 4,842,663 shares of Common Stock at an initial exercise price of $2.53 per share. Upon issuance, the September 2005 Warrants had a term of five years.

Pursuant to and upon the satisfaction of certain conditions set forth in the September 2005 Purchase Agreement, the Company granted the September 2005 Purchasers an option (the “Additional Investment Option”) to purchase up to $11,138,125 principal amount of additional amortizing convertible debentures for a cash purchase price of up to $8,875,000, for a period of six months following the earlier of the effective date of the registration statement for the shares of Common Stock underlying the September 2005 Debentures and September 2005 Warrants, or 12 months from the date of issuance of the Additional Investment Option.

Each September 2005 Purchaser agreed to contractually restrict its ability to convert the September 2005 Debentures, and exercise the September 2005 Warrants, such that the number of shares of the Company’s Common Stock held by it and its affiliates after such conversion or exercise does not exceed 4.99% of the Company’s Common Stock outstanding immediately after giving effect to such conversion or exercise.

September 2006 Private Placement

On September 6, 2006, the Company entered into a securities purchase agreement, dated August 30, 2006 (the “August 2006 Purchase Agreement”) with the September 2005 Purchasers exercising the Additional Investment Option (the “September 2005 Purchasers”), pursuant to which the Company issued and sold $10,981,250 principal amount of amortizing convertible debentures (the “August 2006 Debentures”), for a cash purchase price of $8,750,000, which was a 20.3187% discount to the principal amount of the August 2006 Debentures. Upon issuance, the August 2006 Debentures had a maturity date of three years from the closing date of September 6, 2006, did not bear interest, and were to begin amortizing 180 days after closing with 1/30th of the principal amount due monthly over thirty months in cash or stock. Upon issuance, the August 2006 Debentures were convertible into 38,129,340 shares of Common Stock at an initial conversion price of $0.288 per share. Pursuant to the August 2006 Purchase Agreement, the Company also issued the September 2005 Purchasers exercising the Additional Investment Option warrants (the “August 2006 Warrants”) to purchase 4,541,672 shares of Common Stock at an initial exercise price of $0.3186 per share. Upon issuance, the August 2006 Warrants had a term of five years.

Each September 2005 Purchaser which exercised the Additional Investment Option agreed to contractually restrict its ability to convert the August 2006 Debentures, and exercise the August 2006 Warrants, such that the number of shares of the Company’s Common Stock held by it and its affiliates after such conversion or exercise does not exceed 4.99% of the Company’s Common Stock outstanding immediately after giving effect to such conversion or exercise.

 August 2007 Private Placement

On August 31, 2007, the Company entered into a securities purchase agreement (the “August 2007 Purchase Agreement”) with certain purchasers (the “August 2007 Purchasers”), pursuant to which the Company issued and sold $12,250,000 principal amount of amortizing senior secured convertible debentures (the “August 2007 Debentures”), for a cash purchase price of $10,000,000, which was a 20.3187% discount to the principal amount of the August 2007 Debentures. Upon issuance, the August 2007 Debentures had a maturity date of three years from the closing date of August 31, 2007, did not bear interest, and were to begin amortizing on the earlier of (i) September 1, 2008, or (ii) the first trading day of the month following the effective date of the initial registration statement for the shares of Common Stock underlying the August 2007 Debentures and August 2007 Warrants, but in no event prior to February 1, 2008. Upon issuance, the August 2007 Debentures were convertible into 36,911,765 shares of common stock at an initial conversion price of $0.34 per share. Pursuant to the August 2007 Purchase Agreement, the Company also issued the August 2007 Purchasers warrants (the “August 2007 Warrants”) to purchase 36,911,765 shares of Common Stock at an initial exercise price of $0.38 per share. Upon issuance, the August 2007 Warrants had a term of five years.

In connection with the August 2007 Purchase Agreement, the Company entered into a security agreement (the “August 2007 Security Agreement”) with the August 2007 Purchasers, pursuant to which the Company granted the August 2007 Purchasers a senior security interest and lien on all of the Company’s assets. The security interest granted under the August 2007 Security Agreement also secured the obligations to the September 2005 Purchasers under the September 2005 Debentures and the August 2006 Debentures.

Each August 2007 Purchaser agreed to contractually restrict its ability to convert the August 2007 Debentures, and exercise the August 2007 Warrants, such that the number of shares of the Company’s Common Stock held by it and its affiliates after such conversion or exercise does not exceed 4.99% of the Company’s Common Stock outstanding immediately after giving effect to such conversion or exercise.

March 2008 Private Placement

On March 31, 2008, the Company entered into a securities purchase agreement (the “March 2008 Purchase Agreement”) with certain purchasers (the “March 2008 Purchasers”, and together with the September 2005 Purchasers and the August 2007 Purchasers, the “Purchasers”), pursuant to which the Company issued and sold $3,823,145 principal amount of amortizing senior secured convertible debentures (the “March 2008 Debentures”, and together with the September 2005 Debentures, the August 2006 Debentures, and the August 2007 Debentures, the “Debentures” ) for a purchase price of $3,046,331 (including cash of $2,355,331 and in-kind payments and refinancing of bridge debt incurred in anticipation of the March 2008 Purchase Agreement of an aggregate of $691,000), which was a 20.3187% discount to the principal amount of the March 2008 Debentures. Upon issuance, the March 2008 Debentures had a maturity date of one year from the closing date of March 31, 2008, did not bear interest, and were to begin amortizing on October 1, 2008. Upon issuance, the March 2008 Debentures were convertible into 25,487,636 shares of Common Stock at an initial conversion price of $0.15 per share. The Company also issued the March 2008 Purchasers warrants (the “March 2008 Warrants”, and together with the September 2005 Warrants, the August 2006 Warrants, and the August 2007 Warrants, the “Warrants”) to purchase 25,487,636 shares of Common Stock at an initial exercise price of $0.165. Upon issuance, the March 2008 Warrants had a term of five years.

In connection with the March 2008 Purchase Agreement, the Company entered into a security agreement (the “March 2008 Security Agreement”) with the March 2008 Purchasers, pursuant to which the Company granted the March 2008 Purchasers a senior security interest and lien on all of the Company’s assets. The security interest granted under the March 2008 Security Agreement is pari passu with the security interest held by the September 2005 Purchasers and the August 2007 Purchasers.

Each March 2008 Purchaser agreed to contractually restrict its ability to convert the March 2008 Debentures, and exercise the March 2008 Warrants, such that the number of shares of the Company’s Common Stock held by it and its affiliates after such conversion or exercise does not exceed 4.99% of the Company’s Common Stock outstanding immediately after giving effect to such conversion or exercise.

In connection with the closing under the March 2008 Purchase Agreement, the conversion price of the September 2005 Debentures, the August 2006 Debentures, and the August 2007 Debentures, was reduced to $0.15, and the exercise price of the September 2005 Warrants, the August 2006 Warrants, and the August 2007 Warrants, was reduced to $0.165.

June 2009 Consent, Waiver, Amendment and Exchange Agreement

On July __, 2009, the Company entered into a consent, waiver, amendment and exchange agreement (the “Consent and Waiver”) with the Purchasers. Pursuant to the Consent and Waiver:

•
The Company agreed to issue to each Purchaser in exchange for such Purchaser’s Debenture an amended and restated Debenture (the “Amended and Restated Debentures”) in a principal amount equal to the principal amount of such Purchaser’s Debenture times 1.35 minus any interest paid thereon.

•
The conversion price under the Amended and Restated Debentures was reduced to $0.10, subject to further adjustment as provided therein (including for stock splits, stock dividends, and certain subsequent equity sales).

•	The maturity date under the Amended and Restated Debentures was extended until December 31, 2010.

•	The Amended and Restated Debentures bear interest at the rate of 12% per annum, which shall accrete to, and increase the principal amount payable upon maturity.

•
The Amended and Restated Debentures will begin to amortize on September 1, 2009 at a rate of 6% of the outstanding principal amount per month, valued at the lesser of the then conversion price and 90% of the average volume weighted average price for the ten prior trading days.

•	The Company agreed to issue to each Purchaser in exchange for such Purchaser’s Warrant an amended and restated Warrant (the “Amended and Restated Warrants”).

•
The exercise price under the Amended and Restated Warrants was reduced to $0.10 subject to further adjustment as provided therein (including for stock splits, stock dividends, and certain subsequent equity sales).

•	The termination date under the Amended and Restated Warrants was extended by three years.

•
Each Purchaser agreed not to convert more than 20% of such Purchaser’s outstanding principal amount of Amended and Restated Debenture in any month during the period from September 1, 2009 through September 31, 2010, provided, however, that this limitation will terminate if (i) the volume weighted average price of the Company’s common stock for each of 5 consecutive trading days is greater than $0.15 per share, or (ii) (a) the volume weighted average price for any one trading day is greater than $0.20 per share and (b) the trading volume on such day exceeds 10,000,000 shares.

•
The Company agreed to hold a stockholders’ meeting to seek approval of and amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by 1,250,000,000 shares  (the “Authorized Share Approval”). If the Company does not receive the Authorized Share Approval by September 18, 2009, the Company shall pay to the Purchasers, monthly commencing on September 27, 2009, until the Authorized Share Approval is received, liquidated damages equal to 5% of the purchase price of the Debentures.

•	The Company agreed to seek shareholder approval for an increase in the number of shares available for issuance under the 2005 Stock Plan by 100,000,000 shares.

•
The Purchasers agreed to waive any adjustment to the conversion price of the Debentures and exercise price of the Warrants that would result from the reduction of the conversion price of certain securities of the Company pursuant to the Stipulation of Settlement, dated March 11, 2009, between the Company and Alpha Capital.

Shares of Common Stock issuable upon conversion of the Amended and Restated Debentures and exercise of the Amended and Restated Warrants

The following tables summarize the number of shares of Common Stock issuable conversion of the Amended and Restated Debentures and exercise of the Amended and Restated Warrants as of July 1, 2009.

Amended and Restated Debentures

Amended and Restated Debentures	Principal amount outstanding	Conversion price	Number of shares of underlying Common Stock

Amended and Restated Debentures issued in exchange for September 2005 Debentures	$121,421	$0.10	1,214,213

Amended and Restated Debentures issued in exchange for August 2006 Debentures	$2,504,082	$0.10	25,040,817

Amended and Restated Debentures issued in exchange for August 2007 Debentures	$8,949,440	$0.10	89,494,396

Amended and Restated Debentures issued in exchange for March 2008 Debentures	$5,600,988	$0.10	56,009,880

Total	$17,175,931	$0.10	171,759,306

Amended and Restated Warrants

Amended and Restated Warrants	Exercise price	Number of shares of underlying Common Stock

Amended and Restated Warrants issued in exchange for September 2005 Warrants	$0.10	25,622,331

Amended and Restated Warrants issued in exchange for August 2006 Warrants	$0.10	39,342,351

Amended and Restated Warrants issued in exchange for August 2007 Warrants	$0.10	95,993,607

Amended and Restated Warrants issued in exchange for March 2008 Warrants	$0.10	44,292,996

Total	$0.10	205,251,285

Vote Required

        Approval of the proposal for the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have the same effect as a negative vote on this proposal. If there are not sufficient votes to approve this proposal at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Board of Directors. However, no proxy voted against this proposal will be voted in favor of an adjournment or postponement of the meeting to solicit additional votes in favor of this proposal.

Board Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters.  Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the Securities and Exchange Commission at 100 F Street NE, Washington DC 20549.  For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330.  Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

Advanced Cell Technology, Inc.
381 Plantation Street
Worcester, MA 01605
Attention: William M. Caldwell, IV

Our board of directors hopes that shareholders will attend the special meeting.  Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope.  Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated.  Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards.

*    *    *

BY ORDER OF THE BOARD OF DIRECTORS

William M. Caldwell, IV Chief Executive Officer

Worcester, Massachusetts _____, 2009

Appendix A

ADVANCED CELL TECHNOLOGY, INC.
2005 STOCK INCENTIVE PLAN

Amended July    , 2009 (Subject to Stockholder Approval ________, 2009)

1.     Purposes of the Plan.     The purposes of this 2005 Stock Incentive Plan are to attract and retain highly qualified personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Directors and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan.

2.     Definitions.     As used herein, the following definitions shall apply:

        (a)     "Administrator"   means the Board or its Committee appointed pursuant to Section 4 of the Plan.

        (b)     "Affiliate"   means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

        (c)     "Applicable Laws"   means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

        (d)     "Board"   means the Board of Directors of the Company.

        (e)     "Cause"   for termination of a Participant's Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons: a Participant's (i) failure to properly perform his or her job responsibilities, as determined reasonably and in good faith by the Board; (ii) commission of any act of fraud, gross misconduct or dishonesty with respect to the Company; (iii) conviction of, or plea of guilty or "no contest" to, any felony, or a crime involving moral turpitude; (iv) breach of any proprietary information and inventions agreement with the Company; or (v) failure to follow lawful directions of the Board. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time as provided in Section 5(d) below, and the term "Company" will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

        (f)      "Change of Control"   means (1) a sale of all or substantially all of the Company's assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

        (g)     "Code"   means the Internal Revenue Code of 1986, as amended.

        (h)     "Committee"   means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

        (i)      "Common Stock"   means the Common Stock of the Company.

        (j)      "Company"   means A.C.T. Holdings, Inc., a Nevada corporation.

        (k)     "Consultant"   means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services.

        (l)      "Continuous Service Status"   means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

        (m)    "Corporate Transaction"   means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

        (n)     "Director"   means a member of the Board.

        (o)     "Employee"   means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

        (p)     "Exchange Act"   means the Securities Exchange Act of 1934, as amended.

        (q)     "Fair Market Value"   means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares on a national securities exchange or interdealer quotation system.

        (r)      "Incentive Stock Option" or "ISO"   means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

        (s)     "Listed Security"   means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(t)      "Named Executive"   means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(u)     "Nonstatutory Stock Option"   means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(v)     "Option"   means a stock option granted pursuant to the Plan.

(w)    "Option Agreement"   means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(x)     "Option Exchange Program"   means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

(y)     "Optioned Stock"   means the Common Stock subject to an Option.

(z)     "Optionee"   means an Employee, Director or Consultant who receives an Option.

(aa)   "Parent"   means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(bb)  "Participant"   means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

(cc)   "Plan"   means this 2005 Stock Incentive Plan.

(dd)  "Reporting Person"   means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ee)   "Restricted Stock"   means Shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(ff)    "Restricted Stock Purchase Agreement"   means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

(gg)  "Rule 16b-3"   means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(hh)  "Share"   means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ii)     "Stock Exchange"   means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(jj)     "Stock Purchase Right"   means the right to purchase Common Stock pursuant to Section 11 below.

(kk)   "Subsidiary"   means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(ll)     "Ten Percent Holder"   means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.        Stock Subject to the Plan.

(a)   Subject to the provisions of Section 3(b) and Section 15 of the Plan, the maximum aggregate number of Shares under the Plan that may be awarded as Incentive Stock Options or otherwise is _________ Shares of Common Stock. Such authorized share reserve consists of (i) the _______ (________) shares (adjusted for a ____ reverse stock split effected _______) initially authorized in connection with the adoption of the Plan, (ii) the number of shares added to the Plan on January 1, 2006, and January 1, 2007, under the automatic share increase provision of the Plan, (iii) an increase of _______ (__________) (adjusted for a ____ reverse stock split effected _______)  shares authorized by the board and approved by the shareholders at the Corporation's 2007 annual meeting of stockholders, plus (iv) an increase of one-hundred million (100,000,000) shares authorized by the Board subject to stockholder approval on _______, 2009. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant under the Plan.

(b)   The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first day of each of the Company's fiscal years beginning in 2008 equal to 5% of the Shares outstanding on the last day of the immediately preceding fiscal year.

4.        Administration of the Plan.

(a)     General.     The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b)     Committee Composition.     If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

(c)     Powers of the Administrator.     Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)
to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii)	to select the Employees, Consultants and Directors to whom Plan awards may from time to time be granted;

(iii)	to determine whether and to what extent Plan awards are granted;

(iv)	to determine the number of Shares of Common Stock to be covered by each award granted;

(v)	to approve the form(s) of agreement(s) used under the Plan;

(vi)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant's transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)	to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

(viii)
to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix)	to adjust the vesting of an Option held by an Employee, Consultant or Director as a result of a change in the terms or conditions under which such person is providing services to the Company;

(x)	to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi)
in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

5.     Eligibility.

        (a)     Recipients of Grants.     Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

        (b)     Type of Option.     Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

        (c)     ISO $100,000 Limitation.     Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

        (d)     No Employment Rights.     The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate the employment or consulting relationship at any time for any reason.

6.     Term of Plan.     The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

7.     Term of Option.     The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.     Limitation on Grants to Employees.     Subject to adjustment as provided in Section 15 below, the maximum number of Shares that may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be _____ (adjusted for _____ reverse stock split effected ________), provided that this Section 8 shall apply only after such time, if any, as the Common Stock becomes a Listed Security.

9.     Option Exercise Price and Consideration.

        (a)     Exercise Price.     The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i)	In the case of an Incentive Stock Option

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)  granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)	In the case of a Nonstatutory Stock Option

(A)  granted on any date on which the Common Stock is not a Listed Security to a person who is at the time of grant a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

(B)  granted on any date on which the Common Stock is not a Listed Security to any other eligible person, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

(C)  granted on any date on which the Common Stock is a Listed Security to any eligible person, the per Share exercise price shall be such price as determined by the Administrator, which shall be no less than 100% of the Fair Market Value on the date of grant, and, if such person is, at the time of grant of such Option, a Named Executive of the Company, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iii)	Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

        (b)     Permissible Consideration.     The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee's promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company's incurring an adverse accounting charge); (6) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a "same-day sale" cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

10.     Exercise of Option.

        (a)     General.

          (i)     Exercisability.     Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under the Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41(f) and (k) of the Rules of the California Corporations Commissioner.

          (ii)     Leave of Absence.     The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

          (iii)     Minimum Exercise Requirements.     An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

          (iv)     Procedures for and Results of Exercise.     An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (v)     Rights as Stockholder.     Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

        (b)     Termination of Employment or Consulting Relationship.     Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee's Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee's Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

          (i)     Termination other than Upon Disability or Death or for Cause.     In the event of termination of Optionee's Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

          (ii)     Disability of Optionee.     In the event of termination of an Optionee's Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

          (iii)     Death of Optionee.     In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee's Continuous Service Status, the Option may be exercised by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee's Continuous Service Status terminated.

          (iv)     Termination for Cause.     In the event of termination of an Optionee's Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee's Continuous Service Status. If an Optionee's employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. This Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option granted on any date on which the Common Stock is not a Listed Security to a person other than an officer, Director or Consultant, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms: (A) the repurchase is made within 90 days of termination of the Participant's Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company's initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of an Option granted to any officer, Director or Consultant, the Company's right to repurchase such Shares upon termination of the Participant's Continuous Service Status for Cause shall be made at the Participant's original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 10(b)(iv) shall in any way limit the Company's right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(c)     Buyout Provisions.     The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.      Stock Purchase Rights.

(a)     Rights to Purchase.     When the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at that time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)   Repurchase Option.

          (i)     General.     Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). Subject to any requirements of the Applicable Laws (including without limitation Section 260.140.42(h) of the Rules of the California Corporations Commissioner), the terms of the Company's repurchase option (including without limitation the price at which, and the consideration for which, it may be exercised, and the events upon which it shall lapse) shall be as determined by the Administrator in its sole discretion and reflected in the Restricted Stock Purchase Agreement.

          (ii)     Leave of Absence.     The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given "vesting" credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

          (iii)     Termination for Cause.     In the event of termination of a Participant's Continuous Service Status for Cause, the Company shall have the right to repurchase from the Participant vested Shares issued upon exercise of a Stock Purchase Right granted to any person other than an officer, Director or Consultant prior to the date, if any, upon which the Common Stock becomes a Listed Security upon the following terms: (A) the repurchase must be made within 90 days of termination of the Participant's Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company's initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of a Stock Purchase Right granted to any officer, Director or Consultant, the Company's right to repurchase such Shares upon termination of such Participant's Continuous Service Status for Cause shall be made at the Participant's original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 11(b)(ii) shall in any way limit the Company's right to purchase unvested Shares as set forth in the applicable Restricted Stock Purchase Agreement.

        (c)     Other Provisions.     The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

        (d)     Rights as a Stockholder.     Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

12.     Other Stock-Based Awards.

The Board shall have the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock, the grant of stock appreciation rights and other awards that are comprised of, valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock Unit Awards"), including without limitation awards entitling recipients to receive shares of Common Stock to be delivered in the future; provided, however, that no Other Stock Unit Awards shall be made unless and until the terms the Plan and of any such award are in compliance with Section 409A of the Code. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of the Common Stock.

13.     Taxes.

(a)   As a condition of the grant, vesting or exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or Stock Purchase Right or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 13 (whether pursuant to Section 13(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)   In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

(c)   This Section 13(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 13, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

(d)   If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 13(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e)   Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 13(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 13(d) above must be made on or prior to the applicable Tax Date.

(f)    In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

14.   Non-Transferability of Options and Stock Purchase Rights.

        (a)     General.     Except as set forth in this Section 14, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of an Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 14.

        (b)     Limited Transferability Rights.     Notwithstanding anything else in this Section 14, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to "Immediate Family Members" (as defined below) of the Optionee. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

15.       Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

        (a)     Changes in Capitalization.     Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding award, the numbers of Shares set forth in Sections 3(a) and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an award, as well as the price per Share of Common Stock covered by each such outstanding award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an award.

        (b)     Dissolution or Liquidation.     In the event of the dissolution or liquidation of the Company, each Option and Stock Purchase Right will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

        (c)     Corporate Transaction.     In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the transaction.

        (d)     Certain Distributions.     In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

16.   Time of Granting Options and Stock Purchase Rights.     The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee, Consultant or Director to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

17.    Amendment and Termination of the Plan.

        (a)     Authority to Amend or Terminate.     The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 15 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b)     Effect of Amendment or Termination.     Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Purchase Rights and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

18.   Conditions Upon Issuance of Shares.     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of awards granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.

19.   Reservation of Shares.     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.   Agreements.     Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

21.   Stockholder Approval.     If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

22.   Information and Documents to Optionees and Purchasers.     Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

23.   Governing Law.     The provisions of this Plan and all awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of California, without regard to any applicable conflicts of law.

Appendix B

Certificate of Amendment
of
Certificate of Incorporation
of
Advanced Cell Technology, Inc.

Under Section 242 of the Delaware General Corporation Law

Advanced Cell Technology, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.              The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing ARTICLE V, Section 2, so that, as amended, said ARTICLE V, Section 2 shall be and read as follows:

Section 2.     Number of Authorized Shares.     The total number of shares of stock which the Corporation shall have the authority to issue shall be Two Billion Five Hundred Fifty Million (2,550,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated "Common Stock" and "Preferred Stock." The Corporation shall be authorized to issue One Billion Two Hundred Fifty Million (1,250,000,000) shares of Common Stock, each share to have a par value of $.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $.001 per share.

2.              The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this _th day of ______, 2009

William M. Caldwell, IV
Chairman & Chief Executive Officer

B-1

PROXY

ADVANCED CELL TECHNOLOGY, INC.

Proxy for the Special Meeting of Stockholders to be held on _____, 2009

This Proxy is solicited on behalf of the Board of Directors
of Advanced Cell Technology, Inc.

The undersigned, revoking all prior proxies, hereby appoint(s) William M. Caldwell, IV, with full power of substitution, as proxy to represent and vote, as designated herein, all shares of stock of Advanced Cell Technology, Inc., a Delaware corporation (the "Company"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at ______ on _________, at _______, local time, and at any adjournment thereof (the "Meeting").

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued, and to be signed, on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Special Meeting of Stockholders
ADVANCED CELL TECHNOLOGY, INC.

______, 2009

Please detach and mail in the envelope provided.

☒
Please mark votes as in this example.

1.	To amend the Company's 2005 Stock Incentive Plan (the "2005 Stock Plan") to increase the number of shares thereunder by 100,000,000 shares.	FOR the amendment to the 2005 Stock Plan ☐	WITHHOLD AUTHORITY to vote in favor of the amendment to the 2005 Stock Plan ☐
2.

To consider and approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to effect an increase the number of authorized shares of Common Stock of the Company from 500,000,000 to 1,750,000,000.
		FOR the amendment to the Amended and Restated Certificate of Incorporation ☐	WITHHOLD AUTHORITY to vote in favor of the amendment to the Amended and Restated Certificate of Incorporation ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Check here if the Securities and Exchange Commission's "householding" rule applies to you and you wish to continue receiving separate proxy materials without participating in the rule.  ☐

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature:	Date:

Signature:	Date:

NOTE:
Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, guardians, attorneys and corporate officers should add their titles.